SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2018

The Priceline Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On January 22, 2018, The Priceline Group Inc. (the "Company") announced that it has appointed David Goulden as its Executive Vice President and Chief Financial Officer effective as of March 1, 2018. Mr. Goulden, age 58, most recently served as President, Infrastructure Solutions Group at Dell Technologies, a position he held starting in 2016 when Dell acquired EMC Corporation. Mr. Goulden will, as previously announced, be leaving Dell on February 2, 2018. From January 2014 until EMC's acquisition by Dell, Mr. Goulden was Chief Executive Officer of the EMC Information Infrastructure business, EMC's largest business by revenue and employees. Prior to his service in that role, he was President and Chief Operating Officer of EMC, responsible for overseeing engineering and product development, sales and customer operations, services, marketing, and G&A functions, since 2012. Mr. Goulden served as Chief Financial Officer of EMC from 2006 to 2014, responsible for financial operations of EMC's consolidated businesses. Earlier in his career at EMC, Mr. Goulden led the company's Sales and Customer Operations worldwide, including global sales in all theaters as well as global channels, alliances, and partners, and prior to that service he oversaw Marketing and New Business Development at EMC. Prior to joining EMC in 2002, Mr. Goulden served in various capacities at Getronics N.V., an information technology services company, most recently as a member of the Board of Management and President and Chief Operating Officer for the Americas and Asia Pacific. Mr. Goulden served on the board of directors of VMWare, a cloud infrastructure and business mobility company, from 2007 to 2014.

In connection with Mr. Goulden's appointment as the Company's Executive Vice President and Chief Financial Officer, he and the Company entered into an employment agreement (the "Employment Agreement") with, among others, the following terms:

•	an initial annual base salary of $600,000;

•	a target annual bonus of 210% of base salary;

•
a grant of restricted stock units on March 4, 2018 for a number of shares with a grant date fair value (as determined under the Company's 1999 Omnibus Plan and its standard grant practices) of $6,300,000;

•
a grant of performance share units on March 4, 2018 for a number of shares with a grant date fair value (as determined under the Company's 1999 Omnibus Plan and its standard grant practices) at target of $4,500,000;

•	a signing bonus of $500,000, intended to be used for reasonable and customary moving expenses including temporary rental expenses; and

•
in the event of his termination without Cause or his resignation for Good Reason (each as defined in the Employment Agreement), severance benefits including payments equal to one times his base salary and target annual bonus (two times if the termination occurs within 12 months after a Change of Control (as defined in the Employment Agreement) or, under certain circumstances, within 6 months prior to a Change of Control), a pro rated portion of any earned bonus for the year of termination, health benefits for a period of 12 months, and any earned bonus for a prior completed year that has not yet been paid.

Mr. Goulden's RSU award will vest in three equal annual installments on each of the first three anniversaries of the grant date, subject to completion of continuous service from the date of grant until the applicable vesting date, subject to pro rata vesting upon a termination without Cause or upon death or disability or his resignation for Good Reason. Mr. Goulden's PSU award will vest upon completion of three years of continuous service from the date of grant and achievement of the applicable minimum performance metric, subject to pro rata vesting upon a termination without Cause or upon death or disability or his resignation for Good Reason. The awards will be subject to the other terms of the respective award agreements. The specific terms of the PSU award have not yet been determined, but are expected to be substantially similar to prior PSU awards granted by the Company to Company executive officers.

The foregoing summary of the Employment Agreement is qualified in its entirety by reference to the agreement itself, which is attached to this Current Report as Exhibit 99.1 and which is incorporated by reference into this Item 5.02.

In connection with the Employment Agreement, the Company and Mr. Goulden have also entered into a Non-Competition and Non-Solicitation Agreement and an Employee Confidentiality and Assignment Agreement, copies of which are attached to this Current Report as Exhibits 99.2 and 99.3, respectively, and which are incorporated by reference into this Item 5.02.

As previously reported by the Company in its Current Report on Form 8-K filed with the Commission on May 12, 2017 (the "Prior 8-K"), upon commencement of employment by Mr. Goulden, Mr. Finnegan will no longer serve as the Company's Chief Financial Officer. For more information on Mr. Finnegan's role with the Company beginning on March 1, 2018, please see the Prior 8-K.

Item 7.01.    Regulation FD Disclosure

A copy of the press release announcing the hiring of Mr. Goulden referenced in Item 5.02 is furnished with this Current Report as Exhibit 99.5.

The information furnished herewith pursuant to this Item 7.01 of this Current Report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits

Exhibit
99.1Employment Agreement, dated January 19, 2018, between the Company and David Goulden
99.2Non-Competition and Non-Solicitation Agreement, dated March 1, 2018, between the Company and David Goulden
99.3Employee Confidentiality and Assignment Agreement, dated January 19, 2018, between the Company and David Goulden
99.4Press Release dated January 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PRICELINE GROUP INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President, General Counsel and Secretary

Date:  January 22, 2018

EXHIBIT INDEX

Exhibit No.	Description

99.1Employment Agreement, dated January 19, 2018, between the Company and David Goulden
99.2Non-Competition and Non-Solicitation Agreement, dated March 1, 2018, between the Company and David Goulden
99.3Employee Confidentiality and Assignment Agreement, dated January 19, 2018, between the Company and David Goulden
99.4Press Release dated January 22, 2018